UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 21, 2014

JAMES RIVER COAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Virginia	000-51129	54-1602012
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 E. Byrd Street, Suite 1600, Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(804) 780-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       Entry into a Material Definitive Agreement

In connection with the previously announced filing of voluntary petitions for reorganization under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) by James River Coal Company (the “Company”) and its wholly-owned subsidiaries (together with the Company, the “Debtors”), the Company is filing herewith as Exhibit 2.1, Amendment to Asset Purchase Agreement, dated August 21, 2014 (the “Amendment”), to that certain Asset Purchase Agreement, dated August 15, 2014 (the “Agreement”) (together with the Amendment, the “Amended Agreement”), by and between the Debtors and JR Acquisition, LLC, a wholly owned subsidiary of Blackhawk Mining LLC. For a description of the Amended Agreement, please see the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 21, 2014.

ITEM 9.01       Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
2.1	Amendment to Asset Purchase Agreement, dated August 21, 2014, by and between James River Coal Company, certain of its subsidiaries, and JR Acquisition, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER COAL COMPANY
(Registrant)

By: /s/ Samuel M. Hopkins II
Samuel M. Hopkins II
Vice President and Chief Accounting Officer

Date: August 27, 2014